SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  May 14, 2005
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                           WESTSIDE ENERGY CORPORATION
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             (Exact name of registrant as specified in its Charter)

        Nevada                      0-49837               88-0349241
   (State or other              (Commission File        (IRS Employer
   jurisdiction of                   Number)         Identification Number)
    Incorporation)


4400 Post Oak Parkway, Suite 2530, Houston, Texas          77027
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number,
including area code:   713/ 979-2660
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

            Effective May 14, 2005, Sean J. Austin was appointed as Vice President and Corporate Controller of Registrant.

         Prior to joining Registrant, Mr. Austin spent 23 years with Amerada Hess (NYSE: AHC) holding senior management positions in the company's New York and Houston offices. Most recently, from 1999 until 2004, Mr. Austin served as Vice President, Finance and Administration, Exploration and Production for Amerada Hess in Houston. From 1995 to 1999, he served as Vice President and Corporate Controller in the New York office. Prior to joining Amerada Hess, Mr. Austin served from 1974 to 1979 as an officer in the United States Navy. He holds a Bachelors degree in Accounting from the University of Notre Dame and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth College. Mr. Austin has no family relationship with any other director or officer of Registrant.

         Mr. Austin has entered into an employment agreement (the "Employment Agreement") with Registrant. The Employment Agreement has an indefinite term. Under the Employment Agreement, Mr. Austin is to receive an annual salary of $140,000, subject to annual review. Furthermore, per the Employment Agreement, Mr. Austin received a stock grant with respect to 25,000 shares of Registrant's common. Of these shares, 5,000 vested immediately, 10,000 may become vested on the first anniversary date of the employment agreement (subject to Mr. Austin's continued employment), and 10,000 may become vested on the second anniversary date of the employment agreement (subject to Mr. Austin's continued employment). Mr. Austin is also entitled to participate in any and all employee benefit plans hereafter established for Registrant's employees.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number      Exhibit Title

10.1        Agreement dated May 3, 2005 between the Company and Sean J. Austin

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WESTSIDE ENERGY CORPORATION
                                (Registrant)

Date: May 19, 2005              By:  /s/ Jimmy D. Wright
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                                Jimmy D. Wright,
                                Chief Executive Officer